INFINITY PROPERTY AND CASUALTY CORPORATION 10-Q

EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Infinity Property and Casualty Corporation (the "Company") on Form 10-Q for the period ended June 30, 2003 (the "Report"), each of the undersigned officers of the Company certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Report fully complies with the requirements of section 13(a)
     or 15(d) of the Securities Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
     operations of the Company.

August 13, 2003 Date	BY: s/JAMES R. GOBER James R. Gober President and Chief Executive Officer

August 13, 2003 Date	BY: s/ROGER SMITH Roger Smith Senior Vice President and Chief Financial Officer

A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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